SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2005

HIGHWOODS REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

North Carolina	0-21731	56-1869557
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Smoketree Court, Suite 600

Raleigh, North Carolina 27604

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 26, 2005, Highwoods Properties, Inc. (the “Company”), general partner of Highwoods Realty Limited Partnership (the “Operating Partnership”), issued a press release announcing operational information for the quarter ended March 31, 2005. This press release is attached hereto as Exhibit 99.1. In addition, we posted on our web site supplemental information regarding our operations for the quarter ended March 31, 2005, a copy of which is attached hereto as Exhibit 99.2.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)    The Company has also announced that, as a result of the preparation of its 2004 financial statements and related audit by its independent auditors, Ernst & Young LLP (“E&Y”), the Company’s SOX 404 internal control work and its previously disclosed review of lease accounting practices, the Company has identified several adjustments which impact 2004 and prior periods that need to be recorded. These adjustments relate primarily to accounting for lease incentives, depreciation and amortization expense, straight-line ground lease expense on one ground lease, and internal cost capitalization.

Based on its current assessment, the Company does not believe that any of the adjustments, individually or in the aggregate, would have a material impact on any individual prior year. However, we believe that the cumulative impact of such adjustments relating to 2003 and prior years would, if all recorded in 2004, have a material impact on 2004 GAAP net income.

At meetings held on May 22, 2005 and May 24, 2005, members of the Company’s audit committee discussed these matters with management and E&Y and determined that the Operating Partnership should restate its previously reported financial information. As a result of the foregoing, the determination was made by the Company’s audit committee and its management that the financial statements included in the (the “Operating Partnership”)’s amended 2003 Annual Report on Form 10-K and the interim financial statements included in the (the “Operating Partnership”)’s Quarterly Reports during 2004, should no longer be relied upon. Subsequently, E&Y, who previously issued unqualified opinions on our financial statements for 2003, 2002 and 2001, has advised us that such opinions should no longer be relied upon. E&Y is now in the process of auditing the restated financial statements.

Item 9.01. Financial Statements and Exhibits

99.1	Press release dated May 26, 2005

99.2	Supplemental operating information of Highwoods Properties, Inc. for the quarter ended March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS REALTY LIMITED PARTNERSHIP

By:	Highwoods Properties Inc., its general partner

By:	/s/ Terry L. Stevens
Terry L. Stevens
Vice President, Chief Executive Officer and Treasurer

Dated: May 26, 2005

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